Exhibit 32.1
CERTIFICATION
PURSUANT TO SECTION 906
OF
THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C SECTION 1350)
The undersigned, as the Chief Executive Officer of Video Display Corporation, certifies that, to the best of his knowledge and belief, the Quarterly Report on Form 10-Q for the quarter ended August 31, 2008 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Video Display Corporation at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose.

This 15th day of October, 2008	/s/	Ronald D. Ordway

Ronald D. Ordway
Chief Executive Officer
A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Video Display Corporation and will be retained by Video Display Corporation and furnished to the Securities and Exchange Commission or its staff upon request.
CERTIFICATION
PURSUANT TO SECTION 906
OF
THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C SECTION 1350)
The undersigned, as the Chief Financial Officer of Video Display Corporation, certifies that, to the best of his knowledge and belief, the Quarterly Report on Form 10-Q for the quarter ended August 31, 2008 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Video Display Corporation at the dates and for the periods indicated. The foregoing certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose.

This 15th day of October, 2008	/s/	Gregory L. Osborn

Gregory L. Osborn
Chief Financial Officer
A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Video Display Corporation and will be retained by Video Display Corporation and furnished to the Securities and Exchange Commission or its staff upon request.
The information in this Exhibit 32.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.